Janus Aspen Series

Supplement dated July 1, 2011
to Currently Effective Prospectuses

The following replaces in its entirety the third paragraph under “Investment Adviser” in the Management of the Portfolio(s) section of the Prospectus:

Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio(s) and is reimbursed by the Portfolio(s) for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust or as members of its Board of Trustees (“Trustees”). Janus Capital provides office space for the Portfolio(s) and generally pays the salaries, fees, and expenses of Portfolio officers and those Trustees, if any, who are considered interested persons of Janus Capital, although some expenses related to compensation payable to the Janus funds’ Chief Compliance Officer and compliance staff are shared with the Janus funds. The Portfolio(s) also pay for salaries, fees, and expenses of certain Janus Capital employees, including Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Janus funds. The Janus funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio(s). As of the date of this Prospectus, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the Investment Company Act of 1940; therefore, none of the salaries and expenses of the Trustees are paid by Janus Capital.

Please retain this Supplement with your records.

Janus Aspen Series

Supplement dated July 1, 2011
to Currently Effective Statements of Additional Information

With the exception of the last sentence of the paragraph, the following replaces in its entirety the second paragraph under “Investment Adviser — Janus Capital Management LLC” in the Investment Adviser or Investment Adviser and Subadviser (as applicable) section of the Statement of Additional Information:

Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios’ investments, provide office space for the Portfolios, and generally pay the salaries, fees, and expenses of certain Janus Capital employees, including Portfolio officers and those Trustees, if any, who are considered interested persons of Janus Capital, although some expenses related to compensation payable to the Janus funds’ Chief Compliance Officer and compliance staff are shared with the Janus funds. Each Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees, including Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Janus funds. The Janus funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Portfolio. As of the date of this SAI, none of the members of the Board of Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act; therefore, none of the salaries and expenses of the Trustees are paid by Janus Capital. Janus Capital also serves as administrator and is authorized to perform the management and administration services necessary for the operation of the Portfolios, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, and other services for which the Portfolios reimburse Janus Capital, as an out-of-pocket charge, for its costs (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). Each Portfolio pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders’ meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Portfolio shares, compensation to the Portfolios’ transfer agent, and other shareholder servicing costs. Many of these costs vary from year to year which can make it difficult to predict the total impact to your Portfolio’s expense ratio, in particular during times of declining asset values of a Portfolio.

Please retain this Supplement with your records.